UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K
                                ________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 2, 2005
                                ________________


                         PREMIERE GLOBAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

           Georgia                 000-27778                59-3074176
------------------------------   -------------       ---------------------------
 (State or other Jurisdiction     (Commission              (IRS Employer
       of Incorporation)          File Number)           Identification No.)


                             3399 Peachtree Road, NE
                                    Suite 700
                             Atlanta, Georgia 30326
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (404) 262-8400


                               PTEK Holdings, Inc.
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On February 2, 2005, Premiere Global Services, Inc., (the "Company") entered into Amendment No 1 to its Credit Agreement dated June 30, 2004, by and among the Company, certain subsidiary guarantors of the Company, Bank of America, N.A., as administrative agent and collateral agent, LaSalle Bank National Association as syndication agent and co-lead arranger and the other Lenders named therein (the "Amendment"). A copy of the press release announcing the Amendment is furnished herewith as Exhibit 99.1. The Amendment: (i) increases the amount available to the Company under the revolving credit line from $120 million to $180 million; (ii) reduces the Company's borrowing costs; and (iii) extends the maturity of the credit facility from June 2007 to February 2009. In addition, changes to certain loan covenants made by the Amendment allow the Company more flexibility for raising additional capital and for certain other capital transactions including purchasing, redeeming or otherwise acquiring shares of its capital stock.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by the terms and provisions of the Amendment and the Credit Agreement. A copy of the Amendment is as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. A copy of the Credit Agreement was attached as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed August 9, 2004.


Item 2.02 Results of Operation or Financial Condition and Item 7.01 Regulation FD Disclosure.

The Company's press release also included the Company's expectation of 2004 cash flows from operations of approximately $80 million in 2004 to more than $100 million in 2005. A copy of the press release is furnished herewith as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in Item 2.02 and Item 7.01 of this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit
  No.                                  Description
-------                                -----------

 10.1 Amendment No. 1 to Credit Agreement dated as of February 2, 2005, by and among Premiere Global Services, Inc. as Borrower, Bank of America, N.A., as Administrative Agent, and the Guarantors and the Lenders that are parties thereto.

 99.1    Press Release of Premiere Global Services, Inc. dated February 3, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PREMIERE GLOBAL SERVICES, INC.


Date: February 3, 2005                   By: /s/ L. Scott Askins
                                             -----------------------------------
                                                 L. Scott Askins
                                                 Senior Vice President - Legal,
                                                 General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit
  No.                                  Description
-------                                -----------

 10.1 Amendment No. 1 to Credit Agreement dated as of February 2, 2005, by and among Premiere Global Services, Inc. as Borrower, Bank of America, N.A., as Administrative Agent, and the Guarantors and the Lenders that are parties thereto.

 99.1    Press Release of Premiere Global Services, Inc. dated February 3, 2005.